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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 18, 2005
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                                CDKNET.COM, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                       0-27587                    22-3586087
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(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

                                948 US Highway 22
                           North Plainfield, NJ 07060
                    (Address of Principal Executive Offices)


                                 (908) 769-3232
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))
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Item 4.01 Change in Registrant's Certifying Accountant

On March 18, 2005, the Board of Directors of CDKnet.com, Inc. ("CDK") voted to dismiss its independent accountant, Radin, Glass & Co., LLP ("Radin, Glass") and appointed Sherb & Co., LLP ("Sherb") as its new independent accountant for its fiscal year ending May 31, 2005. CDK notified Radin, Glass of its dismissal on March 24, 2005.

The reports issued by Radin, Glass on the consolidated financial statements of CDK as of and for the fiscal years ended May 31, 2004 and May 31, 2003 and the period from March 24, 2004 (date of inception) to May 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Radin, Glass' report with respect to these periods contained an explanatory paragraph indicating that there was substantial doubt as to CDK's ability to continue as a going concern.

During the fiscal years ended May 31, 2004 and May 31, 2003 and the period from March 24, 2004 (date of inception) to May 31, 2004 and through the date of this Form 8-K, there were no disagreements between Radin, Glass and CDK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Radin, Glass, would have caused Radin, Glass to make reference to the subject matter of the disagreements in connection with its reports on CDK's consolidated financial statements for such periods, nor have there been any reportable events as listed in Item 304 (a)(1)(iv) of Regulation S-B.

Prior to engaging Sherb as its independent accountant, neither CDK nor anyone acting on its behalf consulted with Sherb regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

CDK provided Radin, Glass with a copy of the foregoing disclosures, and a letter from Radin, Glass confirming its agreement with these disclosures is attached as
Exhibit 16.1 to this report.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

The following exhibit is filed as a part of this report:

EXHIBIT NO.     DESCRIPTION

   16.1         Letter, dated March 24, 2005, from Radin, Glass & Co., LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CDKnet.com, Inc.


Dated: March 24, 2005

                                        By: /s/ Kirk M. Warshaw
                                            --------------------------
                                            Kirk M. Warshaw, CFO






















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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

   16.1           Letter, dated March 24, 2005, from Radin, Glass & Co., LLP